Exhibit 10.1

Certain information contained in this document, marked by brackets, has been omitted because it is both (i) not material and (ii) is the type that the registrant treats as private or confidential.
INCREASE JOINDER
This INCREASE JOINDER, dated as of April 21, 2025 (the “Increase Joinder”) amends the Credit and Guaranty Agreement, dated as of December 4, 2023 (as amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), by and among American Airlines, Inc., a Delaware corporation (the “Borrower”), American Airlines Group Inc., a Delaware corporation, as guarantor, the Lenders party thereto and Citibank, N.A., as administrative agent (in such capacity, the “Administrative Agent”). Capitalized terms used but not defined herein shall have the meanings given to such terms in the Credit Agreement.
WHEREAS, the Borrower wishes to increase the Revolving Commitments available pursuant to the Credit Agreement by an amount equal to the Revolving Commitment set forth on Schedule I hereto.
NOW THEREFORE, [****], as increasing Revolving Lender (the “Increasing Lender”), the Borrower and the Administrative Agent hereby agree as follows:
SECTION 1.    Increased Commitments; Increase Effective Date.
(a)    Subject to the terms and conditions hereof and of the Credit Agreement, the Increasing Lender agrees to provide new Revolving Commitments in the amount set forth in Schedule I of this Increase Joinder (the “Commitment Increase”) pursuant to Section 2.27 of the Credit Agreement, which shall be effective April 21, 2025 (the “Increase Effective Date”).
(b)    The Administrative Agent confirms that it has received written notice pursuant to the requirements of Section 2.27(a) of the Credit Agreement in connection with the Commitment Increase.
SECTION 2.    Amendments to Credit Agreement and Loan Documents. Effective as of the Increase Effective Date, (1) the Revolving Commitment Increase shall be a “Commitment” and a “Revolving Commitment” under the Loan Documents on identical terms and conditions of the existing Revolving Commitments, and (2) Annex A of the Credit Agreement shall be amended to reflect the Increasing Lender’s Revolving Commitment and the total Revolving Commitments as set forth in Schedule I.
SECTION 3.    Representations and Warranties of the Borrower. The Borrower hereby certifies by its signature to this Increase Joinder that: (A) each of the conditions set forth in Section 2.27(b) of the Credit Agreement applicable to the Commitment Increase, including but not limited to the satisfaction of the conditions required under Section 4.02 of the Credit Agreement, have been satisfied on or prior to the Increase Effective Date; provided that, for

Increase Joinder – CACIB

purposes of satisfaction of the conditions in Section 4.02 of the Credit Agreement, references therein to the making of a Loan or Borrowing or issuance of a Letter of Credit shall be deemed instead to be references to the effectiveness of the Commitment Increase and the notice of Commitment Increase delivered pursuant to Section 2.27(a) shall be deemed to satisfy the notice requirement under Section 4.02(a)), and (B) the Borrower has delivered to the Administrative Agent the notice in respect of the Commitment Increase required pursuant to Section 2.27(a).
SECTION 4.    Limited Amendments; Confirmation. Other than as expressly set forth in Section 2 herein, the agreements contained herein shall not constitute, and are not intended to be, an amendment to the Credit Agreement, and all provisions of the Credit Agreement are and shall remain in full force and effect in accordance with the terms thereof. The Increasing Lender agrees that from and after the Increase Effective Date, its New Commitments set forth in Schedule I hereto shall be included in its Commitment and be governed for all purposes by the Credit Agreement and the other Loan Documents.
SECTION 5.    Governing Law. This Increase Joinder shall be governed by, and construed in accordance with, the law of the State of New York. Each party hereto consents to the exclusive jurisdiction of the Supreme Court of the State of New York sitting in New York County and of the United States District Court of the Southern District of New York, and any appellate court from any thereof and irrevocably and unconditionally waives, to the fullest extent permitted by law, any objection to the laying of venue of any such suit, action or proceeding brought in any such court and any claim that any such suit, action or proceeding has been brought in an inconvenient forum. EACH PARTY HERETO IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY SUIT, ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS INCREASE JOINDER OR THE TRANSACTIONS CONTEMPLATED HEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY).
SECTION 6.    Loan Document. This Increase Joinder shall be a Loan Document.
SECTION 7.    Execution in Counterparts; Integration; Effectiveness. This Increase Joinder may be executed in any number of counterparts, each of which shall be an original, and all of which, when taken together, shall constitute one agreement. This Increase Joinder constitutes the entire contract among the parties relating to the subject matter hereof and supersedes any and all previous agreements and understandings, oral or written, relating to the subject matter hereof. Subject to the conditions of Section 2.27(b) of the Credit Agreement, this Increase Joinder shall become effective when it shall have been executed by the Administrative Agent and when the Administrative Agent shall have received counterparts hereof which, when taken together, bear the signatures of each of the other parties hereto, and thereafter shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns. Delivery of an executed signature page of this Increase Joinder by electronic transmission shall be effective as delivery of a manually executed counterpart hereof. The words “execution,” “signed,” “signature,” and words of like import in this Increase Joinder shall be deemed to include electronic signatures or the keeping of records in electronic form, each of
Increase Joinder – CACIB

which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act.
SECTION 8.    Headings. Section headings used herein are for convenience only and are not to affect the construction of or be taken into consideration in interpreting this Increase Joinder.
SECTION 9.    Additional Provisions. Sections 10.05, 10.12 and 10.15 of the Credit Agreement are incorporated herein by reference as if the same were repeated herein in full, mutatis mutandis.
[Signature Pages Follow]

Increase Joinder – CACIB

IN WITNESS WHEREOF, the undersigned has caused this Increase Joinder to be duly executed and delivered by its duly authorized officer as of the date first above written.
AMERICAN AIRLINES, INC.
By:     /s/ Clemens Metz
Name: Clemens Metz
Title: Vice President and Treasurer

Signature Page
Increase Joinder

[****],
    as Increasing Lender

By:
Name:
Title:

By:
Name:
Title:

Signature Page
Increase Joinder

CITIBANK, N.A., as Administrative Agent
By:     /s/ Sara A. Lopez
Name: Sara A. Lopez
Title: Vice President

Signature Page
Increase Joinder

Schedule I
Increasing Lender’s New Commitments

Increasing Lender	Increasing Lender’s Revolving Commitment Increase	Increasing Lender’s Total Revolving Commitment as of the Increase Effective Date
[****]	[****]	[****]

Increase Joinder – CACIB